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                                                                    EXHIBIT 10.1

                 SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------
                               AND LOAN DOCUMENTS
                               ------------------

         THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND LOAN DOCUMENTS (this "Amendment"), dated as of May 31, 2001 is between NATIONAL BANK OF CANADA, a Canadian chartered bank ("Lender"), METRETEK TECHNOLOGIES, INC. (f/k/a Marcum Natural Gas Services, Inc.), a Delaware corporation ("Metretek Technologies"), METRETEK, INCORPORATED, a Florida corporation ("Metretek Inc."), and SOUTHERN FLOW COMPANIES, INC., a Delaware corporation ("Southern Flow") (each, a "Borrower", and collectively, "Borrower" or "Borrowers"), and SIGMA VI, INC., a Florida corporation ("Pledgor").

                                    RECITALS
                                    --------

A. Lender, Borrowers and Pledgor entered into a Loan and Security Agreement dated April 14, 1998 (the "Original Loan Agreement"), as amended by an Amendment to Loan and Security Agreement and Loan Documents dated as of June 8, 1999 (the "First Amendment"), and as further amended by a Second Amendment to Loan and Security Agreement and Loan Documents dated as of September 13, 1999 (the "Second Amendment"), and as further amended by a Third Amendment to Loan and Security Agreement and Loan Documents dated as of December 16, 1999 (the "Third Amendment"), and as further amended by a Fourth Amendment to Loan and Security Agreement and Loan Documents, dated as of March 22, 2000 (the "Fourth Amendment"), and as further amended by a Fifth Amendment to Loan and Security Agreement and Loan Documents, dated as of March 1, 2001 (the "Fifth Amendment" and together with this Amendment, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, the "Loan Agreement") providing for the Metretek Loans and the Southern Flow Loans, as more fully set forth in the Loan Agreement.

B. On June 8, 1999, Metretek Technologies changed its name from Marcum Natural Gas Services, Inc. to Metretek Technologies, Inc.

C. Pursuant to Section 1(q) of the Loan Agreement, the Maturity Date of the Loan was May 31, 2001 and as of the date hereof, Borrowers have failed to pay the Loan in full.

D. Borrowers and Lender therefore wish to enter into this Amendment (a) to extend the Maturity Date; (b) to set forth Borrowers' Refinancing Commitment; (c) to reduce the maximum available amount of the Loan; (d) to change certain fees under the Loan Agreement; and (e) to change certain covenants and conditions in the Loan Agreement.


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                                    AGREEMENT
                                    ---------

         IN CONSIDERATION of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrowers and Pledgor agree as follows (capitalized terms used herein and not defined herein shall have the meanings set forth in the Loan Agreement):

1.       AMENDMENTS TO LOAN AGREEMENT.


         (a) Section 1, paragraph (q) is hereby revised to read in its entirety as follows:

                  ""Maturity Date" shall mean the earliest to occur of (i) September 30, 2001; (ii) the occurrence of any other default or Event of Default hereunder or under any Other Agreement, (iii) the failure of Borrowers to perform any obligation required pursuant to the Refinancing Commitment when required or any other breach by Borrowers of this Agreement (iv) any event that, with notice or the passage of time or both, would constitute an Event of Default hereunder or any Other Agreement or (v) a default in Borrowers' obligation to pay all interest on the Loan as such interest accrues and becomes payable thereunder, together with all other amounts payable under the documents evidencing, governing and securing Borrowers' indebtedness to the Lender. Upon the Maturity Date, the Lender may take any and all action permitted by the documents evidencing, governing and securing the Loan or by law that the Lender deems necessary or appropriate to collect such indebtedness and to enforce its rights under all instruments securing the indebtedness."

         (b) Section 1 is hereby amended to add new paragraph (dd) as follows:

                  "(dd) "Refinancing Commitment" shall mean Borrowers' agreement to perform, observe and comply with the following obligations and requirements:

                           (i) On or prior to June 22, 2001, Borrowers will
deliver to Lender Borrowers' management action plan for refinancing the senior credit facilities.

                           (ii) Borrowers shall have received on or before July
27, 2001, proposals, from prospective refinancing sources, for refinancing the Loan, and shall have provided to Lender on or before that date, in form and substance satisfactory to Lender, evidence of receipt of such proposals.

                           (iii) On or before September 14, 2001, Borrowers
shall have received a commitment for refinancing the Loan and shall have provided to Lender on or before that date, in form and substance satisfactory to Lender, evidence of receipt of a commitment to refinance the Loan."

         (c) Without in any way limiting the rights of the Lender hereunder or the sole discretion of Lender to elect whether or not to make advances, Borrowers acknowledge and agree that, effective May 31, 2001, the maximum available amount of the Loan shall be reduced from $5,000,000 to $3,000,000, minus the aggregate undrawn amount of the Letters of Credit, and Section 2(a) of the Loan Agreement is revised effective as of May 31, 2001 by replacing the phrase "Five Million Dollars ($5,000,000)" with the phrase "Three Million Dollars ($3,000,000)."


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         (d) The rate of interest that Borrowers shall pay to Lender on the outstanding principal amount of the Loan monthly in arrears, shall increase to two percent (2.00%) per annum plus the Reference Rate, and Section 3(a) of the Loan Agreement is revised effective May 31, 2001, by replacing the phrase "one percent (1.00%)" with the phrase "two percent (2.00%)."

         (e) The unused fee is increased to five-tenths of one percent (0.5%), and Section 3(b) of the Loan Agreement is revised effective May 31, 2001, by replacing the words "three-eighths of one percent (0.375%)" with the words "five-tenths of one percent (0.5%)."

         (f) Section 12(q)(ii) of the Loan Agreement is revised to read in its entirety as follows:

                  "12(q)(ii) Borrowers' consolidated combined minimum tangible net worth (as such term is defined in accordance with GAAP and including (A) all subordinate debt which has been approved by Lender in its sole discretion, and (B) Series B Preferred Stock (whether or not properly includable under GAAP) shall be not less than $5,387,000 plus 95% of any new subordinated debt, sale of preferred stock or additional equity."

         (g) Section 12(q)(iv) of the Loan Agreement is revised to read in its entirety as follows:

                  "12 (q)(iv) Borrowers, on a combined, consolidated basis, calculated commencing April 1 2001, and each month thereafter, shall maintain net profit before taxes, preferred stock dividends, depreciation, amortization, extraordinary gains and income from cancellation of debt in amount greater than zero dollars."

2. WAIVER. The required ratio of 2.00 to 1.00 set forth as a financial covenant of Section 12(q)(v) of the Loan Agreement is waived for the period ending March 31, 2001. Thereafter, Borrowers shall be required to comply with said covenant on a year to date basis, excluding the period ending March 31, 2001.

         The above waiver does not constitute a waiver by Lender of Borrowers' compliance with such covenant for any other period, other than the period specifically identified herein, nor shall such waiver constitute a waiver of any other Event of Default or event that with notice, the passage of time, or both would constitute an Event of Default under the Loan Agreement, or a waiver of any future violations under Section 12(q)(v). In addition, this waiver is based solely on the interim financial statements for the period ended March 31, 2001, previously provided to Lender (the "Interim Financials"). If the information set forth in the Interim Financials is inaccurate or incorrect in any respect, Lender reserves the right to withdraw this waiver at any time.

3. ADVANCES UNDER THE LOAN. From the date hereof until the Maturity Date, Borrowers and Pledgor acknowledge and agree that the Lender has no obligation whatsoever to advance any funds to Borrowers in connection with the Loan. Borrowers and Pledgor understand and agree that Lender may, in Lender's sole and absolute discretion, discontinue the advancing of funds under Section 4 of the Loan Agreement at any time and for any reason or no reason. Lender's advancing funds from and after the date hereof shall not act as a waiver of Lender's right to discontinue making advances at any time for any reason whatsoever.


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4. WAIVER OF RIGHTS OF NOTICE AND CURE. In consideration of Lender entering into this Amendment, Borrower hereby waives all rights it has, if any, under the Loan Agreement or the Loan Documents (i) to receive notice of an Event of Default and
(ii) to cure defaults and Events of Default under the Loan Agreement.

5. REFINANCING COMMITMENT OF THE BORROWER: In consideration of Lender entering into this Amendment, Borrowers agree to perform, observe and comply with the Refinancing Commitment.

6. RELEASE AND DISCHARGE. In consideration of Lender's entering into this Amendment, Borrowers and Pledgor, together with their successors and assigns, and all persons claiming by, through or under Borrowers or Pledgor, do hereby fully and forever release and discharge Lender, its affiliates, successors, all past and present employees, officers, directors, agents, insurers and assigns from any and all claims, demands, obligations, actions, liabilities, losses, costs, expenses and damages of every kind and nature whatsoever, including, without limitation, attorneys' fees, in law or in equity, whether known or unknown, which the Lender or any person acting under them may now have, or claim at any future time to have, based in whole or in part upon any act or omission to the date hereof, without regard to present, actual knowledge of acts or omissions, arising from or based upon or in any way related to the Loan or the making or administration of the Loan.

7. LOAN DOCUMENTS.

         a. Lender, Borrowers and Pledgor agree that any and all notes or other documents executed in connection with the Loans (collectively, the "Loan Documents") are hereby amended to reflect the amendments set forth herein and that no further amendments to any Loan Documents are required to reflect the foregoing.

         b. All references in any document to the Loan Agreement or any other Loan Document shall refer to the Loan Agreement or such Loan Document as amended pursuant to this Amendment.

8. FEES AND EXPENSES. Borrower shall pay or cause to be paid to Lender upon execution hereof an Amendment fee in the amount of $6,500. Borrower shall also pay or cause to be paid all of the expenses incurred by the Lender in connection with the transactions contemplated by this Amendment, including, without limitation, the reasonable fees and disbursements of Lender's attorneys and their staff, and any recording and filing fees, charges and expenses. If Borrower fails to pay such fees, such failure shall constitute an Event of Default.

9. REPRESENTATIONS AND WARRANTIES. Each Borrower and Pledgor hereby certifies, represents and warrants to the Lender that as of the date of this Amendment (taking into consideration the transactions contemplated by this Amendment):

         (a) All of such Borrower's or Pledgor's representations and warranties contained in the Loan Agreement and all Loan Documents are true, accurate and complete in all material respects;

         (b) No Event of Default or event that with notice or the passage of time or both would constitute an Event of Default (other than as waived by Lender pursuant to this Amendment) has occurred under the Loan Agreement or any Loan Document;


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         (c) Neither Borrowers nor Pledgor have received notice of and are not aware of any complaint, investigation, review or audit by the United States government, or any department, agency or instrumentality thereof other than as set forth in the Notice of Suspension; and

         (d) Without limiting the generality of the foregoing, the execution and delivery of this Amendment has been authorized by all necessary action on the part of such Borrower or Pledgor, that the person executing this Amendment on behalf of such Borrower is duly authorized to do so and that this Amendment constitutes the legal, valid, binding and enforceable obligation of such Borrower or Pledgor.

10. ADDITIONAL DOCUMENTS. Each Borrower and Pledgor shall execute and deliver to Lender at any time and from time to time such additional amendments to the Loan Agreement and the Loan Documents as the Lender may request to confirm and carry out the transactions contemplated hereby or to confirm, correct and clarify the security for the Loan.

11. CONTINUATION OF THE LOAN AGREEMENT, ETC. Except as specified in this Amendment, the provisions of the Loan Agreement and the Loan Documents shall remain in full force and effect, and if there is a conflict between the terms of this Amendment and those of the Loan Agreement or the Loan Documents, the terms of this Amendment shall control. Except for the matters specifically set forth herein, this Amendment does not alter, amend, modify or release any right of the Lender or any obligations of Borrowers or Pledgor in connection with the Loan. By execution of this Amendment, the Lender is not waiving any principal, interest, costs or attorneys' fees or any other amounts payable under the documents governing, evidencing or securing the Loan and is not waiving any other defaults under the Loan Agreement or any Other Agreement.

12. MISCELLANEOUS.

         a. This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and permissible assigns.

         b. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

         c. This Amendment and all documents to be executed and delivered hereunder may be delivered in the form of a facsimile copy, subsequently confirmed by delivery of the originally executed document.

         d. This Amendment constitutes the entire agreement between Borrowers, Pledgor and the Lender concerning the subject matter of this Amendment. This Amendment may not be amended or modified orally, but only by a written agreement executed by each Borrower and Pledgor and the Lender and designated as an amendment or modification of the Loan Agreement as amended by this Amendment.


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         EXECUTED as of the date first set forth above.

                              BORROWERS:

                              METRETEK    TECHNOLOGIES,    INC.,   a   Delaware
                              corporation (f/k/a Marcum Natural Gas Services, Inc.)


                              By: /s/ A. Bradley Gabbard
                                  ------------------------------------
                                  A. Bradley Gabbard
                                  Executive Vice President

                              METRETEK, INCORPORATED, a Florida corporation


                              By: /s/ A. Bradley Gabbard
                                  ------------------------------------
                                  A. Bradley Gabbard
                                  Executive Vice President

                              SOUTHERN   FLOW   COMPANIES,   INC.,  a  Delaware
                              corporation

                              By: /s/ A. Bradley Gabbard
                                  ------------------------------------
                                  A. Bradley Gabbard
                                  Executive Vice President

                              PLEDGOR:

                              SIGMA VI, INC., a Florida corporation


                              By: /s/ A. Bradley Gabbard
                                  ------------------------------------
                                  A. Bradley Gabbard
                                  Executive Vice President


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                              LENDER:

                              NATIONAL BANK OF CANADA, a Canadian chartered bank

                              By: /s/ Raymond L. Yager
                                  ------------------------------------
                                  Raymond L. Yager
                                  Vice President

                              By: /s/ Andrew Conneen
                                  ------------------------------------
                                  Andrew Conneen
                                  Vice President